UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 10, 2015, Global Defense & National Security Systems, Inc. (“GDEF”) issued a press release announcing that it filed a preliminary proxy statement with the U.S. Securities and Exchange Commission regarding the intended strategic business combination with STG Group, Inc. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction of STG by GDEF pursuant to the terms of the Stock Purchase Agreement, dated as of June 8, 2015, by and among STG, the stockholders of STG, Global Defense & National Security Holdings LLC and Simon Lee as Stockholders’ Representative, GDEF has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on July 10, 2015. GDEF has also filed a definitive proxy statement with the SEC on June 26, 2015 for its proposal to amend and restate its amended and restated certificate of incorporation to extend the amount of time it has to complete the business combination from 21 months to 24 months (the “Extension Proposal”). Investors are urged to read these proxy statements (including all amendments and supplements) because they will contain important information. Investors may obtain free copies of the proxy statements when they become available, as well as other filings containing information about GDEF, without charge, at the SEC’s Internet site (http://www.sec.gov). The definitive proxy statement in connection with the proposed transaction will be mailed to stockholders of GDEF as of a record date to be established for voting upon the proposed transaction, and the definitive proxy statement for the Extension Proposal was mailed to stockholders on or about July 1, 2015. These documents may also be obtained for free from GDEF’s Investor Relations web site (http://investor.gdef.com/) or by directing a request to GDEF at: Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, VA 20190.

GDEF and its officers and directors may be deemed to be participants in the solicitation of proxies from GDEF’s stockholders. Information about GDEF’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 25, 2015. Investors may obtain more detailed information regarding the direct and indirect interests of GDEF and its respective executive officers and directors in the transaction by reading the preliminary and definitive proxy statements regarding the transaction and the Extension Proposal, which have been or will be filed with the SEC.

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties, including risks and uncertainties concerning GDEF’s proposed business combination with STG, STG’s expected financial performance, as well as STG’s strategic and operational plans. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the proposed business combination transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the possibility that GDEF may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that GDEF files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by GDEF identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. GDEF is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: July 10, 2015	/s/ Frederic Cassis
Frederic Cassis Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated July 10, 2015.